RECEIVABLE TRANSFER AGREEMENT

     RECEIVABLES TRANSFER AGREEMENT, dated as of May 12, 2000, between GREAT AMERICAN KNITTING MILLS, INC., a Delaware corporation (in its capacity as originator of the Receivables and as the seller hereunder, the "Company"; in its capacity as servicer hereunder, the "Servicer"), and CLUETT AMERICAN RECEIVABLES, LLC, a Delaware limited liability company, as purchaser (the "Purchaser").

                              W I T N E S S E T H :

     WHEREAS, in the ordinary course of business, the Company generates accounts receivable; WHEREAS, the Company desires to sell to the Purchaser and the Purchaser desires to purchase from the Company on the First Purchase Date, and the Purchaser may purchase from the Company and the Company may sell to the Purchaser, at the Purchaser's option, on the Second Purchase Date (each, a "Purchase Date"), all of the Company's right, title and interest in, to and under the Receivables identified in the Assignment dated such Purchase Date, and in the rights of the Company in, to and under all Related Security with respect thereto;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

DEFINITIONS

     Defined Terms. i) Capitalized terms used in this Agreement shall have the respective meanings assigned to such terms in the Receivables Purchase Agreement unless otherwise defined herein.

     (a) The following capitalized terms shall have the following meanings:

     "Affiliate"  means with respect to any specified  Person,  any other Person
(i) which directly or indirectly controls, or whose directors or officers directly or indirectly control, or is controlled by, or is under common control with, such specified Person, (ii) which beneficially owns or holds, or whose directors or officers beneficially own or hold, five percent (5%) or more, of any class of the voting stock (or, in the case of an entity that is not a corporation, five percent (5%) or more of the equity interest) of such specified Person, or (iii) five percent (5%) or more of the voting stock (or, in the case of an entity that is not a corporation, five percent (5%) or more of the equity interest) of which is owned or held by such specified Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. In addition, (i) each department, branch, agency or instrumentality of the United States government shall be deemed to be an Affiliate of the United States government, and (ii) each department, branch, agency or instrumentality of a state government shall be deemed to be an Affiliate of such state government.

     "Assignment" shall mean an assignment in the form of Exhibit A hereto.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Commonly Controlled Entity" shall mean an entity, whether or not incorporated, which is under common control with the Company within the meaning of Section 4001 of ERISA or is part of a group which includes the Company and which is treated as a single employer under Section 414 of the Code.

     "Company Person" shall mean the Company and each of its Affiliates other than the Purchaser.

     "Company  Repurchase  Payment" shall have the meaning  specified in Section
2.6.

     "Credit and Collection Policy" means, collectively, those credit and collection policies and practices of the Company and the Servicer with respect to the Receivables as in effect on the First Purchase Date.

     "Cutoff Date" shall mean, with respect to any Purchased Receivables, the date identified as such in the related Assignment.

     "Defaulted Receivable" means any Receivable (i) with respect to which any payment (or any portion thereof) remains unpaid for more than ninety (90) days past the original due date, (ii) the Obligor of which is subject to a bankruptcy or insolvency proceeding, or (iii) which has been written off or should be written off in accordance with the Credit and Collection Policy.

     "Documents" means this Agreement, the Receivables Purchase Agreement, the certificate of formation of the Purchaser, the limited liability company agreement of the Purchaser, and any other instrument, surety bond, insurance policy, surety bond reimbursement agreement, insurance policy reimbursement agreement, UCC financing statement, notice, certificate, report, agreement or document delivered in connection herewith or therewith.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "Face Amount" shall mean, with respect to any Receivable, the dollar amount thereof as shown on the applicable Assignment.

     "First Purchase Date" shall mean May 12, 2000, or such subsequent date as shall be mutually agreed.

     "Governmental  Authority"  shall mean the federal  government of the United
States, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Indemnification  Amounts"  shall  have the  meaning  set forth in  Section
6.2(a).

     "Insolvency" or "Insolvent" shall mean, with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

     "Lien" shall mean any ownership or security interest, lien, charge, pledge, participation, mortgage or encumbrance of any kind.

     "LLC Agreement" means the limited liability company agreement of the Purchaser, as the same may be amended, restated or otherwise modified from time to time.

     "Material Adverse Effect" shall mean a material adverse effect on (i) the validity or enforceability of this Agreement, (ii) the ability of the Company to perform its obligations under this Agreement or (iii) the value, enforceability or collectibility of any Purchased Receivables.

     "Multiemployer Plan" shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA and covered by Title IV thereof, and to which the Company or any Commonly Controlled Entity contributes or was obligated to contribute in the immediately preceding five years.

     "Obligor" with respect to any Purchased Receivable means the Person identified on the schedule to the related Assignment as obligated to make payment of such Purchased Receivable.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

     "Permitted Lien" shall mean any Lien for municipal or other local taxes if such taxes shall not at the time be due and payable or if the Company shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

     "Plan" shall mean, at a particular time, any employee benefit plan within the meaning of Section 3(3) of ERISA which is subject to ERISA and in respect of which the Company or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

     "Purchase Date" shall have the meaning given to it in the recitals hereto.

     "Purchase Price" shall mean, with respect to (a) the Initial Receivables, $6,286,414.03, and (b) the Subsequent Receivables, (i) the Face Amount of such Receivables as of the related Cutoff Date less (ii) the product of (A) the Prime Rate in effect as of the Second Purchase Date, (B) the Face Amount of such Receivables and (C) 55 divided by 360, plus (iii) the product of 0.20% and the Face Amount of such Receivables.

     "Purchased Receivable" shall mean any Receivable sold to the Purchaser by the Company pursuant to, and in accordance with the terms of, this Agreement and not resold to the Company pursuant to Section 2.6 or 2.7.

     "Receivables" shall mean amounts due to the Company, whether constituting an account, chattel paper, instrument, or general intangible, arising in connection with the sale of socks.

     "Receivables Purchase Agreement" means the Receivables Purchase Agreement among the Purchaser, the Servicer and the Unaffiliated Buyer, as the same may be amended, restated or otherwise modified from time to time.

     "Records" means, with respect to any Receivable, all documents, books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) relating to such Receivable or the related Obligor.

     "Related Security" shall mean, with respect to each Receivable, (i) all security interests or liens and property from time to time purporting to secure payment of such Receivable, together with all financing statements signed by an Obligor describing any collateral securing such Receivable, and (ii) all guarantees, insurance and other arrangements of whatever character from time to time supporting or securing payment of such Receivable.

     "Reorganization" shall mean, with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

     "Reportable Event" shall mean any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. ' 2615.

     "Requirements of Law" for any Person shall mean the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether federal, state or local (including, without limitation, usury laws, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

     "Second Purchase Date" shall mean the date, if any, on which the Purchaser shall make a second purchase of Receivables hereunder, such date being mutually agreed between the Company and the Seller.

     "Servicing  Documents"  shall  have the  meaning  set  forth in  subsection
2.10(c).

     "Single Employer Plan" shall mean any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

     "Solvent" shall mean, when used with respect to any Person, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim", and
(ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

     "Subsidiary" means, as to any Person, (i) any corporation more than fifty percent (50%) of whose stock having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than fifty percent (50%) equity interest at the time.

     "Unaffiliated Buyer" shall mean Banc of America Commercial Corporation.

     Other Definitional Provisions. (a) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, "including" means including without limitation and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

     (b) As used herein and in any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Company and the Purchaser, unless otherwise defined herein, shall have the respective meanings given to them under generally accepted accounting principles.

     (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                        PURCHASE AND SALE OF RECEIVABLES

1.1. Purchase and Sale of Receivables. (a) Subject to the terms and conditions of this Agreement, the Company shall sell, assign, transfer and convey to the Purchaser, and the Purchaser shall purchase from the Company, on the First Purchase Date but as of the related Cutoff Date, all of the Company's right, title and interest, in, to and under (i) the Receivables identified in the applicable Assignment delivered pursuant to Subsection 3.2(a) (the "Initial Receivables") and all payment and enforcement rights (but none of the obligations) with respect to such Initial Receivables, (ii) all Related Security with respect to such Initial Receivables and (iii) all proceeds (including, without limitation, "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of New York) of, and any and all amounts received or receivable under, any or all of the foregoing.

     (b) Subject to the terms and conditions of this Agreement, the Company may, if so requested by the Purchaser, sell, assign, transfer and convey to the Purchaser, and the Purchaser shall purchase from the Company, on the Second Purchase Date but as of the related Cutoff Date, all of the Company's right, title and interest, in, to and under (i) the Receivables identified in the applicable Assignment delivered pursuant to Subsection 3.2(a) (the "Subsequent Receivables") and all payment and enforcement rights (but none of the obligations) with respect to such Subsequent Receivables, (ii) all Related Security with respect to such Subsequent Receivables and (iii) all proceeds (including, without limitation, "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of New York) of, and any and all amounts received or receivable under, any or all of the foregoing.

     (c) The sale of Receivables and Related Security by the Company hereunder shall be without recourse to, or representation or warranty of any kind (express or implied) by, the Company, except as otherwise specifically provided herein. The foregoing sale, assignment, transfer and conveyance does not constitute and is not intended to result in a creation or assumption by the Purchaser of any obligation of the Company or any other Person in connection with the Receivables, the Related Security or any other agreement or instrument relating thereto, including any obligation to any Obligor.

     (d) In connection with the foregoing conveyances, the Company agrees to record and file on or prior to the related Purchase Date, at its own expense, UCC-1 financing statements (and thereafter continuation statements with respect to such financing statements when applicable) with respect to the Receivables and the Related Security to be purchased on such Purchase Date, from the Company, meeting the requirements of applicable state law in such manner and in such offices as are necessary or as the Purchaser may reasonably request to perfect or protect the purchases of such Receivables and the Related Security by the Purchaser from the Company, to obtain oral confirmation of such filing on or prior to the related Purchase Date and to deliver file-stamped copies of such financing statements or other evidence of such filings within five Business Days after the related Purchase Date.

     (e) In connection with the foregoing conveyances, the Company agrees at its own expense to indicate on its computer files relating to the Purchased Receivables that the Purchased Receivables and the Related Security have been sold to the Purchaser in accordance with this Agreement.

     (f) It is the express intent of the Company and the Purchaser that the conveyance of the Purchased Receivables and the Related Security by the Company to the Purchaser pursuant to this Agreement be construed as a sale of the Purchased Receivables and the Related Security by the Company to the Purchaser. It is, further, not the intention of the Company and the Purchaser that such conveyance be deemed a grant of a security interest in the Purchased Receivables and the Related Security by the Company to the Purchaser to secure a debt or other obligation of the Company. However, in the event that the conveyance of the Purchased Receivables and Related Security hereunder is characterized by a court or other Governmental Authority as a loan rather than a sale, the Company shall be deemed hereunder to have granted to the Purchaser, and the Company hereby grants to the Purchaser, a security interest in all of the Company's right, title and interest in, to and under all of the items set forth in subsections 2.1(a)(i) through (iii) above, whether now or hereafter owned, existing or arising and wherever located. The Purchaser shall have, with respect to the property described in this subsection 2.1(f), and in addition to all the other rights and remedies available to the Purchaser under this Agreement and applicable law, any additional rights and remedies of a secured party under any applicable UCC.

     (g)  In  consideration  of  the  Purchaser's   purchase  of  the  Purchased
Receivables, the Company hereby acknowledges and agrees that the Purchaser intends to sell such Receivables and Related Security to the Unaffiliated Buyer, and the Company agrees to cooperate fully with the Unaffiliated Buyer in the exercise of the rights attendant thereto.

     (h) In no event shall the Purchaser be obligated to purchase, or shall the Company be obligated to sell, Receivables having an aggregate Face Amount in excess of $24,000,000.

1.2. Purchase Price. On each Purchase Date, the Purchaser shall pay to the Company, in consideration of the sale hereunder, in immediately available funds, the related Purchase Price. Such Purchase Price shall be non-refundable.

1.3. Payment of Purchase Price.

     (a) Upon the fulfillment of the applicable conditions set forth in Article III, except as provided in subsection 2.3(b) below, the Purchase Price for Receivables and the Related Security shall be due and payable on the related Purchase Date. The Purchase Price shall be paid or provided for on each related Purchase Date in the manner provided in subsections (b) and (c) below.

     (b) The Purchase Price for the Receivables and the Related Security with respect thereto shall be due and payable on the related Purchase Date and shall be paid by the Purchaser in cash from amounts distributed to the Purchaser pursuant to the Receivables Purchase Agreement or from amounts otherwise available to the Purchaser.

     (c) Whenever any payment to be made under this Agreement shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day. Amounts not paid when due shall bear interest at a rate equal at all times to 9%, payable on demand.

1.4. No Repurchase. Except to the extent expressly set forth herein, the Company shall not have any right or obligation under this Agreement, by implication or otherwise, to repurchase from the Purchaser any Purchased Receivables or Related Security or to rescind or otherwise retroactively affect the purchase of any Purchased Receivables or Related Security. Adjustments. Without the Purchaser's prior written consent, the Company will not vary the terms (including, but not limited to, amount, maturity and the like) on, or grant any adjustment, refund or other indulgence with respect to, any Purchased Receivable. The Company shall promptly notify the Purchaser upon accepting returns or granting allowances under the terms of any Purchased Receivable. The Purchaser agrees to use good faith efforts (but shall have no obligation) to cooperate and assist the Company in the adjustment of any Customer Dispute.

1.5. Limited Repurchase Obligation. If (i) any of the representations or warranties contained in Section 4.2 in respect of any Purchased Receivable is not true and correct in any material respect as of the date made hereunder or (ii) the Company shall have breached the covenant contained in
     Section 5.2 with respect to any Purchased Receivable, then, after the earlier to occur of the discovery of such event by the Company or notice of such event by the Purchaser to the Company, the Company shall repurchase such Receivable on the terms and conditions set forth in this Section 2.6. The Company shall repurchase such Receivable by paying to the Purchaser (a "Company Repurchase Payment") an amount equal to the Face Amount of such Receivable (whether the Purchaser paid the Purchase Price of such Receivable in cash or otherwise), such payment to occur on the Business Day after the day on which such repurchase obligation arises. The obligation to repurchase any Purchased Receivable shall constitute the sole remedy with respect to the sale of Purchased Receivables hereunder respecting an event of the type specified above available to the Purchaser. Simultaneously with any Company Repurchase Payment with respect to any Purchased Receivable, such Receivable and the Related Security with respect thereto shall immediately and automatically be sold, assigned, transferred and conveyed by the Purchaser to the Company, without recourse, representation or warranty, without any further action by the Purchaser or any other Person.

1.6. Purchase of Receivables. (a) In the event of any breach of any of the representations and warranties set forth in Section 4.1, which breach has a Material Adverse Effect on the interests of the Purchaser in the Purchased Receivables, then the Purchaser by notice to the Company, may direct the Company to purchase all outstanding Purchased Receivables and the Company shall be obligated to make such purchase on the Business Day which is five
     (5) Business Days after the date of such notice on the terms and conditions set forth below; provided, however, that no such purchase shall be required to be made if, by such date of repurchase, such breach has been remedied in all material respects and any Material Adverse Effect on the interests of the Purchaser in the Purchased Receivables caused thereby has been cured.
     (b) The Company shall pay to the Purchaser, on the Business Day preceding such date of repurchase, an amount equal to the aggregate Face Amount of the Purchased Receivables as of such date. Upon payment of such amount, in immediately available funds, to the Purchaser, the Purchaser's rights with respect to the Purchased Receivables shall terminate and such interest therein shall be transferred to the Company and the Purchaser shall have no further rights with respect thereto. If the Purchaser gives notice directing the Company to purchase the Purchased Receivables as provided above, the obligation of the Company to purchase the Purchased Receivables pursuant to this Section 2.7 shall constitute the sole remedy with respect to the sale of Purchased Receivables hereunder respecting an event of the type specified in the first sentence of this Section 2.7 available to the Purchaser.

1.7. Certain Charges. The Company and the Purchaser agree that late charge revenue, reversals of discounts, other fees and charges and other similar items, whenever created or accrued in respect of Purchased Receivables shall be the property of the Purchaser and all Collections with respect thereto shall continue to be allocated and treated as Collections in respect of Purchased Receivables.

1.8. Certain Allocations. The Company agrees that, in the event that the Company cannot identify a particular Collection to a specific Receivable, all cash collections and other proceeds received with respect to the Obligor on such Receivable that are not so identified to a Purchased Receivable or a Receivable not sold to the Purchaser shall be applied first, to pay the outstanding Face Amount of Purchased Receivables of such Obligor until such Purchased Receivables are paid in full and second, amounts in excess thereof shall be paid to the Company to pay Receivables of such Obligor not sold to the Purchaser.

1.9. Further Action. The Company agrees that:

     (a) Following the occurrence and during the continuance of a default by the Servicer in the performance of its obligations under Section 5.3, the Purchaser shall have the right to require that the Company, at the Company's expense, notify the Obligors of the Purchaser's ownership of the Purchased Receivables;

     (b) The Purchaser shall have the right to (i) sue for collection on, and exercise any and all remedies with respect to, any Purchased Receivables, (ii) sell any Purchased Receivables to any Person for a price that is acceptable to the Purchaser or (iii) otherwise freely exercise all rights of ownership of the Purchased Receivables, in each case without any consent of or notice to the Company;

     (c) Upon the occurrence of any transfer of servicing pursuant to the Receivables Purchase Agreement, the Company shall, upon the Purchaser's request and at the Company's expense, (i) assemble all the Company's documents, instruments and other records (including credit files and computer tapes or disks) that (A) evidence or will evidence or record Receivables sold by the Company and (B) are otherwise necessary or reasonably determined by the Purchaser to be useful to effect Collections of such Purchased Receivables (collectively, the "Servicing Documents"), (ii) deliver the Servicing Documents to the Purchaser or its designee at a place designated by the Purchaser, (iii) deliver to the Purchaser or its designee all computer programs and related material necessary or reasonably determined by the Purchaser to be useful to the immediate collection of the Purchased Receivables by the Purchaser, with or without the participation of the Company, and (iv) make such arrangements with respect to the collection of the Purchased Receivables as may be reasonably required by the Purchaser. In recognition of the Company's need to have access to any Servicing Documents which may be transferred to the Purchaser hereunder, as a result of its continuing business relationship with the Obligors, the Purchaser hereby grants to the Company a license to access the Servicing
Documents transferred by the Company to the Purchaser and to access any such transferred computer software in connection with any activity arising in the ordinary course of the Company's business, provided that the Company shall not disrupt or otherwise interfere with the Purchaser's use of and access to the Servicing Documents and its computer software during such license period;

     (d) The Company hereby irrevocably authorizes the Purchaser or its designee to take any and all steps in the Company's name necessary, in the reasonable opinion of the Purchaser, to collect, in a timely manner, all amounts due under the Purchased Receivables, including endorsing the Company's name on checks and other instruments representing Collections, enforcing the Purchased Receivables and exercising all rights and remedies in respect thereof; and

     (e) On or prior to the First Purchase Date, the Company shall have taken all reasonably necessary steps to cause the Purchaser to be satisfied with the Purchaser's ability to use any computer programs, tapes, disks, cassettes and data necessary or advisable to permit the timely collection of the Purchased Receivables by a servicer without the participation of the Company.

1.10.Further Assurances by Purchaser. From time to time at the request and at the expense of the Company, the Purchaser shall deliver to the Company such documents, assignments, releases and instruments of termination as the Company may reasonably request to evidence the reconveyance by the Purchaser to the Company of a Purchased Receivable pursuant to the terms of
     Section 2.5, provided that, the Purchaser shall have been paid all amounts due hereunder.

                         CONDITIONS TO PURCHASE AND SALE

1.11.Conditions Precedent to the First Purchase of Receivables. The obligation of the Purchaser to purchase Receivables and Related Security hereunder on the First Purchase Date from the Company is subject to the conditions precedent that (a) each of this Agreement and the Receivables Purchase Agreement shall be in full force and effect and (b) the conditions set forth below shall have been satisfied on or before the First Purchase Date:
     (i) the Purchaser shall have received copies of duly adopted resolutions of the Board of Directors of the Company as in effect on the First Purchase Date and in form and substance reasonably satisfactory to the Purchaser, authorizing the execution, delivery and performance of this Agreement, the Assignments, the other documents to be delivered by the Company hereunder and the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of the Company; (ii) the Purchaser shall have received duly executed certificates of the Secretary or an Assistant Secretary of the Company, dated the date hereof, and in form and substance reasonably satisfactory to the Purchaser, certifying the names and true signatures of the officers authorized on behalf of the Company to sign this Agreement, the Assignments and any other instruments or documents to be delivered in connection with this Agreement; and (iii) the Purchaser shall have received evidence reasonably satisfactory to the Purchaser that the Company shall have obtained all consents required in connection with the sale of the related Receivables contemplated hereby.

1.12.Conditions Precedent to each Purchase of Receivables. The obligation of the Purchaser to purchase Receivables and Related Security hereunder on any Purchase Date from the Company is subject to the fulfillment on or before such Purchase Date of the following conditions precedent (i) the Purchaser shall have received a duly executed Assignment setting forth the Obligors and Face Amount of the Receivables to be purchased hereunder on such Purchase Date; (ii) all corporate and other legal matters incident to the execution and delivery of this Agreement and to the purchases by the Purchaser of the related Receivables on the related Purchase Date from the Company shall be reasonably satisfactory to counsel for the Purchaser; and
     (iii)the representations and warranties of the Company contained in Sections 4.1 and 4.2 shall be true and correct in all material respects on and as of such Purchase Date as though made on and as of such date, except insofar as such representations and warranties are expressly made only as of another date.

                         REPRESENTATIONS AND WARRANTIES

1.13.Representations and Warranties of the Company Relating to the Company.  The
     Company hereby represents and warrants to the Purchaser on each Purchase Date that:

     (a) Organization and Good Standing. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power, authority and the legal right to own and operate its properties, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, and to execute, deliver and perform its obligations under this Agreement and to sell the related Receivables and the Related Security hereunder;

     (b) Due Qualification. The Company is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification except where the failure to so qualify or obtain licenses or approvals would not have a Material Adverse Effect;

     Due Authorization. The execution and delivery of this Agreement and the Assignments and the consummation of the transactions provided for herein have been duly authorized by all necessary corporate action on the part of the Company;

     (c) Binding Obligation. Each of this Agreement and the Assignments, when executed and delivered hereunder, constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereinafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

     (d) No Violation or Conflict. The execution and delivery of this Agreement and the Assignments by the Company, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof applicable to the Company will not conflict with, violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Requirement of Law applicable to the Company or any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Company or its parent or any of its Subsidiaries is a party or by which any such Person or its properties are bound;

     (e) Compliance with Requirements of Law. The Company is in compliance in all material respects with all Requirements of Law, except to the extent that the failure to comply therewith would not have a Material Adverse Effect;

     (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Company, threatened, against the Company before any court or Governmental Authority (i) asserting the invalidity of this Agreement or any Assignment, (ii) seeking to prevent the sale of any Receivables or the Related Security hereunder or (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Company of its obligations under this Agreement;

     (g) Taxes. No tax Lien has been filed against the Company. Each of the statements in this sentence is true, except to the extent that the potential liability to the Company as a result of the circumstances causing any such statement to be untrue would not have a Material Adverse Effect: it has filed or caused to be filed all tax returns which are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority and, to the best knowledge of the Company, no claim is being asserted with respect to any such taxes, fees or other charges (other than with respect to Permitted Liens);

     (h) Solvency. The Company is, and the Company and its Subsidiaries taken as a whole are, and in each case after giving effect to the transactions contemplated to occur on or prior to any Purchase Date will be, Solvent and no sale of Receivables hereunder is made with the intent to hinder, delay or defraud any creditor of the Company or its parent or any of its Subsidiaries;

     (i) ERISA. Each of the following statements is true, except where the amount involved in any untrue statement, either individually or in the aggregate, would not have a Material Adverse Effect: Neither a Reportable Event, an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) nor a failure to make a required contribution as described in Section 412(n) of the Code has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, no steps have been taken to institute the termination of any Plan and no Lien in favor of the PBGC or a Plan has arisen during such five-year period, and no Lien exists in favor of the PBGC. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits. Neither it nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and neither it nor any Commonly Controlled Entity would become subject to any liability under ERISA if it or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. To its best knowledge, no such Multiemployer Plan is in Reorganization or Insolvent. The present value (determined using actuarial and other assumptions which are reasonable in respect of the benefits provided and the employees participating) of the liability of it and each Commonly Controlled Entity for post-retirement benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA) does not, in the aggregate, exceed the assets under all such Plans allocable to such benefits by an amount which would be reasonably likely to result in a liability having a Material Adverse Effect;

     (j) Location of Chief Executive Office. The chief executive office of the Company is located in Burlington, North Carolina, which office is the place where the Company is "located" for the purposes of Section 9-103(3)(d) of the UCC of the State of New York and the office of the Company where the Company keeps its records concerning the Receivables;

     (k) Taxpayer Identification Number. The Internal Revenue Service taxpayer identification number of the Company is 13-4116023; and

     (m) No agreement, document, instrument, certificate, report, statement or other document or information furnished to the Purchaser in connection herewith or with the consummation of the transactions contemplated hereby, contains any material misstatement of fact or omits to state a material fact or any fact necessary to make statements contained herein or therein not misleading in light of the circumstances under which they were made.

1.14.Representations  and Warranties of the Company Relating to the Receivables.
     The Company hereby represents and warrants to the Purchaser on each Purchase Date with respect to each Receivable purchased by the Purchaser on such date, that as of the related Cutoff Date:

     (a) The Company is the sole legal and beneficial owner of and has all right, title and interest in and to such Receivable and any Related Security, and upon the sale of such Receivable and Related Security to the Purchaser, the Purchaser will become the sole legal and beneficial owner of such Purchased Receivable and Related Security, free and clear of any Liens (other than Permitted Liens), and no effective financing statement or other instrument similar in effect covering all or any part of such Purchased Receivable, the Related Security or Collections with respect thereto will at such time be on file against the Company in any filing or recording office except such as have been filed in favor of the Purchaser in accordance with this Agreement or in favor of the Unaffiliated Buyer in accordance with the Receivables Purchase Agreement;

     (b) Such Receivable has been designated by the Unaffiliated Buyer in writing as an Approved Receivable, the Face Amount thereof is the dollar amount thereof shown on the books and records of the Company, and such Receivable is not a Defaulted Receivable;

     (c) All consents, licenses, approvals, orders or other actions of any Person or any Governmental Authority required to be obtained, effected or given by the Company in connection with the sale of such Receivable and Related Security to the Purchaser have been duly obtained, effected or given and are in full force and effect;

     (d) The Obligor on such Receivable is not an Affiliate or in any other way related to the Company, its parent or any of its Subsidiaries;

     (e) Such Receivable, together with the sale of goods out of which such Receivable arises, (i) complies with all applicable Requirements of Law, (ii) constitutes a valid and binding unconditional obligation of the Obligor to pay the Face Amount of such Receivable and is not subject to any defense, set-off or counterclaim, (iii) is based on an actual and bona fide sale and delivery in the ordinary course of business of goods that have been delivered to and accepted by such Obligor, (iv) provides for payment by such Obligor in U.S. Dollars, (v) is not past its due date, (vi) is not subject to any Lien, (vii) does not include any amount as to which such Obligor is permitted to withhold payment until the occurrence of a specified event or condition (including but not limited to "guaranteed" or "conditional" sales), unless such Obligor has acknowledged in writing that such specified event or condition has occurred ans such amount is owing, (viii) is not the subject of any legal or arbitral proceeding, (ix) is not disputed and (x) is not subject to the Federal Assignment for Claims Act of 1940 or any other transfer restriction; and

     (f) The Company has not waived any of its rights with respect to such Receivable or taken or omitted to take any action which action or omission may reduce or impair the rights that the Purchaser would otherwise have with respect to such Receivable.

                                    COVENANTS

1.15.Affirmative Covenants of the Company. The Company hereby agrees that, so long as there are any amounts outstanding with respect to Purchased Receivables, the Company shall:

     (a) Compliance with Requirements of Law. Duly satisfy all obligations on its part to be fulfilled under or in connection with the Receivables and comply with all Requirements of Law applicable to the Receivables the failure to satisfy or to comply with which would have a Material Adverse Effect.

     (b) Keeping of Records. Retain copies of the Records as custodian and agent for the Purchaser and other Persons with interests in the Purchased Receivables and at its own expense indicate on its computer files relating to the Purchased Receivables that the Purchased Receivables have been sold to the Purchaser in accordance with this Agreement.

     (c) Credit and Collection Policy. Comply in all material respects with its Credit and Collection Policy in regard to the Purchased Receivables.

     (d) Inspection of Property; Discussions. At any time and from time to time during the Company's regular business hours, on reasonable advance notice, permit the Purchaser or the agents or representatives of the Purchaser to visit the offices of the Company in order (i) to examine and make abstracts from any of the Records and (ii) to discuss matters relating to the Receivables and the Company's performance hereunder with officers and employees of the Company having knowledge of such matters.

     (e) Corporate Existence. Maintain its corporate existence in the jurisdiction of its incorporation, and qualify and remain qualified as a foreign corporation in each jurisdiction where it does business, except where the failure to maintain such existence and qualifications would not have a Material Adverse Effect.

     (f ) Notices. Furnish to the Purchaser:

     (i) promptly upon determining that any representation or warranty made by the Company hereunder was incorrect or the Company has failed to comply with any of the agreements or provisions hereof applicable to it, written notice of such determination;

     (ii) promptly after becoming aware of any Lien on any Purchased Receivable;
     (iii)promptly if any failure to make a contribution occurs that could constitute an accumulated funding deficiency or could give rise to a Lien under Section 412 of the Code or Section 302 of ERISA;

     (iv) promptly upon the institution of any steps by any Person to terminate a Plan;
     (v)  promptly upon the occurrence of a Reportable Event; and
     (vi) promptly upon the institution of any steps by the Company or
          any  Commonly   Controlled  Entity  to  make  a  complete  or  partial
          withdrawal from a Multiemployer Plan.

     (g) Further Action. At its expense, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or, in the reasonable opinion of the Purchaser, desirable in order to fully effect the purposes of this Agreement and to perfect, protect or more fully evidence the Purchaser's right, title and interest in the Purchased Receivables and the Related Security, or to enable the Purchaser to exercise or enforce any of its rights in respect thereof. Without limiting the generality of the foregoing, the Company will execute and file such financing or continuation statements relating to the Receivables and the Related Security for filing under the provisions of the UCC, or amendments thereto, and such other instruments or notices, as may be necessary or, in the reasonable opinion of the Purchaser, desirable. The Company hereby irrevocably authorizes the Purchaser to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Purchased Receivables sold or to be sold and the Related Security without the signature of the Company.

1.16.Negative Covenants of the Company. The Company hereby agrees that, so long as there are any amounts outstanding with respect to Purchased Receivables, it shall not, directly or indirectly:

     (a) Liens. Except as otherwise herein provided, sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Receivable or the Related Security, whether now existing or hereafter created, with respect thereto, and the Company shall defend the right, title and interest of the Purchaser in, to and under any Purchased Receivable and the Related Security, whether now existing or hereafter created, against all claims of third parties claiming through or under the Company; provided, that nothing in this paragraph (a) shall prevent or be deemed to prohibit the Company from suffering to exist upon any of the Receivables any Permitted Liens.

     (b) Extension or Amendment of Receivables. Extend, rescind, cancel, amend or otherwise modify, or attempt or purport to extend, amend or otherwise modify, the terms of any Purchased Receivables (including, without limitation, extending the due dates thereof or impairing the collectibility thereof); provided, however, that the Company, as Servicer under the Receivables Purchase Agreement, may do so in accordance with the terms of the Credit and Collection Policy or as required by any Requirement of Law.

     (c) Change in Name. Change (i) its name or identity in any manner or (ii) its corporate structure in any manner that would or might make any financing statement or continuation statement relating to this Agreement seriously misleading within the meaning of Section 9-402(7) of the UCC in effect in the relevant jurisdiction, in each case without 20 days' prior written notice to the Purchaser.

     (d) Location of Records. Move the location of its chief executive office or the location of the office where it keeps its records with respect to the Receivables outside of Alamance County, North Carolina, without 20 days' prior written notice to the Purchaser, and the Company shall promptly take all actions reasonably required (including but not limited to all filings and other acts necessary or advisable under the UCC of each relevant jurisdiction) in order to protect the Purchaser's interest in the Purchased Receivables. The Company shall give the Purchaser prompt notice of a change of the location of its chief executive office or any office where it keeps its records with respect to the Receivables within the city or county where such office is located.

     (e) Accounting of Purchases. Prepare any financial statements which shall account for the transactions contemplated hereby in any manner other than as sales of the Purchased Receivables by the Company to the Purchaser or account for or treat the transactions contemplated hereby for accounting purposes and, where taxes are not consolidated, for tax reporting purposes, except as required by law, in any manner other than as sales of the Purchased Receivables by the Company to the Purchaser.

     (f) Chattel Paper. Take any action to cause any Receivable to be evidenced by any instrument or chattel paper (each as defined in the UCC as in effect in the State of New York) except in connection with its enforcement or collection of a Receivable.

     (g) Credit and Collection Policy. Make any change or modification to the Credit and Collection Policy that could reasonably be expected to have an adverse effect on the interests of the Purchaser in the Purchased Receivables or the Related Security.

     (h) Separate Existence of Purchaser. Violate or interfere with the Purchaser's compliance with clauses 1 through 14 of subsection 9(j)(iv) of the LLC Agreement.

1.17.Covenants  of the  Servicer.  The  Servicer  hereby  agrees to collect  and service (including the remittance of collections on the Purchased Receivables) the Purchased Receivables in accordance with Section 4.1 of the Receivables Purchase Agreement.

1.18.Accounting of Purchases. The Purchaser hereby agrees that the Purchaser shall not prepare any financial statements which shall account for the transactions contemplated hereby in any manner other than as purchases of the Purchased Receivables by the Purchaser or in any other respect account for or treat such transactions (including for accounting purposes and, where taxes are not consolidated, for tax reporting purposes, except as required by law) in any manner other than as purchases of the Purchased Receivables by the Purchaser.

                                  MISCELLANEOUS

1.19.Payments. Each cash payment to be made by the Purchaser or the Company hereunder shall be made not later than 3:00 p.m. (New York time) on the required payment date in Dollars by wire transfer to a bank account of the Purchaser or the Company, as the case may be, designated in writing by the Purchaser to the Company or the Company to the Purchaser, as the case may be.

1.20.Costs and Expenses. (a) The Company hereby agrees to indemnify the Purchaser from and against any and all claims, damages, expenses, losses, liabilities, penalties, judgments, suits, actions, costs, charges, and disbursements (including all reasonable fees and all other charges and disbursements of any law firm or other counsel for the Purchaser) (collectively, "Indemnification Amounts") of any kind or nature whatsoever arising out of, relating to or resulting from (whether directly or indirectly) this Agreement or the transactions contemplated hereby, or with respect to the use of proceeds of purchases, or in respect of any Purchased Receivable and Related Security purchased hereunder, including any and all Indemnification Amounts relating to or resulting from any of the following:

               (i)the failure  of any  Purchased  Receivable  to be an  Approved
                    Receivable, the failure of any information contained in any report delivered under this Agreement to be true and correct, or the failure of any other information provided to the Purchaser with respect to the Purchased Receivables or pursuant to or in connection with this Agreement to be true and correct;

               (ii)the failure of any representation or warranty or statement or certification

               (iii)made or deemed made by the Company (or any of its  officers)
                    under or in connection with this Agreement to have been true and correct in all material respects when made;

               (iv)the failure by the Company to comply with any applicable law, rule or regulation (including without limitation "bulk sales" or analogous laws of any jurisdiction) with respect to any Purchased Receivable; or the failure of any Purchased Receivable to conform to any such applicable law, rule or regulation;

               (iv)the failure to vest in the Purchaser a valid and  enforceable ownership interest in the Purchased Receivables, in each case free and clear of any Lien (other than Permitted Liens);

               (v)the failure to have filed,  or any delay in filing,  financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Purchased Receivables, whether at the time of purchase or at any subsequent time;

               (vi)(A) any dispute, claim, offset, billing adjustment or defense of the Obligor to the payment of any Purchased Receivable (including, without limitation, a defense based on such Receivable not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), (B) or any other claim resulting from the sale of the goods or services related to such Purchased
                    Receivable or the furnishing or failure to furnish such goods or services or relating to collection activities with respect to such Purchased Receivable, or (C) any Customer Dispute;

               (vii)any  failure of the  Company  to perform or comply  with its duties or obligations in accordance with the provisions of this Agreement;
               (viii)any claim, investigation,  litigation or proceeding arising out of or in connection with the goods, insurance or services relating to any Purchased Receivable;

               (ix)the  commingling  of any portion of  Collections  at any time with other funds;
               (x)any  investigation,  litigation or proceeding  (including  any bankruptcy proceeding, insolvency proceeding or appellate proceeding) related to this Agreement, the use of proceeds of purchases of Receivables or the ownership of the Purchased Receivables and Related Security;

               (xi)the failure to notify any  Obligor of the  assignment  of any
                    Receivable from the Company to the Purchaser, or the failure to require that payments (including without limitation under insurance policies) be made directly to the Purchaser, as permitted by law;

               (xii)any taxes  asserted  or imposed in respect of the  Purchased
                    Receivables or purchases and sales of Receivables or interests therein; or
               (xiii) any action or  omission by the  Company  which  reduces or impairs the rights of the Purchaser with respect to any Purchased Receivable or Related Security; provided, however, that in no event shall the Company be required to pay any Indemnification Amount hereunder to the extent such amount
                    (A) results from the gross negligence or willful misconduct on the part of the Purchaser, (B) relates to any overall net income taxes or franchise taxes imposed on the Purchaser by the State of Delaware or (C) results from an Obligor's failure to pay amounts in respect of such Purchased Receivable because of such Obligor's financial inability to pay such amounts.

     (b) In addition to the rights of  indemnification  granted under  paragraph
(a) above, the Company hereby agrees to pay:

               (i) all reasonable costs and expenses (including, without limitation, all reasonable fees and all other charges and disbursements of any law firm or other counsel for the Purchaser) of the Purchaser in connection with (A) the preparation, negotiation, execution, delivery and administration (including, without limitation, periodic auditing) of this Agreement and any potential or actual amendment, modification or waiver of this Agreement; (B) the Purchaser's obtaining advice as to the rights and remedies of any Person under this Agreement (including without limitation in connection with any "workout" or any bankruptcy or insolvency proceeding or any litigation or other adversary proceeding); and (iii) the enforcement of this Agreement; and

               (ii) any and all  stamp  and  other  taxes  and fees  payable  in connection with the execution, delivery, filing and recording of this Agreement; and the Company agrees to save the Purchaser harmless from and against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

     (c) The benefits of this Section 6.2 may be assigned by the Purchaser and enforced by the assignees of the Purchaser.

1.21.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and the Purchaser and their respective successors (whether by merger, consolidation or otherwise) and assigns. The Company agrees that it will not assign or transfer all or any portion of its rights or delegate any of its obligations hereunder without the prior written consent of the Purchaser.

     The Company acknowledges that the Purchaser will, concurrently herewith, assign to the Unaffiliated Purchaser all of the Purchaser's right, title and interest in, to and under (but none of the Purchaser's obligations under), whether now or hereafter owned, existing or arising, this Agreement and the Assignments. The Company consents to such assignment and agrees that the Unaffiliated Purchaser, to the extent provided in the Receivables Purchase Agreement, shall be entitled to enforce the terms of this Agreement and the Assignments and the rights (including, without limitation, the right to grant or withhold any consent or waiver) of the Purchaser directly against the Company. The Company hereby consents to all of the terms of the Receivables Purchase Agreement.

1.22.GOVERNING  LAW.  THIS  AGREEMENT  AND THE  RIGHTS  AND  OBLIGATIONS  OF THE
     PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

1.23.No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Purchaser, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

1.24.Amendments and Waivers. Neither this Agreement nor any terms hereof may be amended, supplemented or modified except in a writing signed by the Purchaser and the Company.

1.25.Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

1.26.Notices. All demands, notices and communications hereunder shall be in writing delivered by hand or by facsimile and shall be deemed to have been duly given, in the case of notice by facsimile, when telecopied to the following number, or, in the case of notice by hand, if personally delivered at the following addresses or to such other addresses as may be hereafter notified by the respective parties hereto:

         The Purchaser:
                                    Cluett American Receivables, LLC
                                    661 Plaid Street
                                    Burlington, NC 27215
                                    Attention:  Bryan P. Marsal

         The Company:
                                    Great American Knitting Mills, Inc.
                                    661 Plaid Street
                                    Burlington, NC 27215
                                    Attention:  Bryan P. Marsal


1.27.Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

1.28.WAIVERS OF JURY  TRIAL.  EACH PARTY  HERETO  HEREBY  WAIVES ITS RIGHTS TO A
     TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES HERETO AGAINST ANY OTHER PARTY OR ANY PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH PARTY HERETO HEREBY AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY OTHER DOCUMENT OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL
     APPLY TO ANY SUBSEQUENT AMENDMENTS, AMENDMENTS AND RESTATEMENTS, OR MODIFICATIONS TO THIS AGREEMENT OR ANY OTHER DOCUMENT (INCLUDING WITHOUT LIMITATION ANY EXTENSION OR PROPOSED EXTENSION OF THE FACILITY TERMINATION
     DATE).

1.29.No Bankruptcy  Petition.  The Company  covenants and agrees that,  prior to the date which is one year and one day after payment in full of all its obligations hereunder, it will not institute against, or join any other Person in instituting against, or encourage or solicit any Person to institute against, the Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law.

1.30.Limited Recourse; Survival. The obligations of the Purchaser hereunder shall be due and payable only to the extent that the Purchaser's assets are sufficient to pay such obligations. Without limitation of the obligations of the Purchaser, no recourse shall be had for the payment of any amount owing in respect of this Agreement or any other Document against any member, manager, director, officer, employee or agent of the Purchaser based solely on their status as such. The provisions of this Section 6.12 and the other provisions of this Article VI shall survive the termination of this Agreement.

1.31.Termination. This Agreement will terminate on the earlier of (i) the first anniversary of the date hereof and (ii) the first date on which all Receivables sold hereunder have been collected and the proceeds thereof turned over to the Purchaser and all other amounts owing to the Purchaser hereunder shall have been paid in full or, if Receivables sold hereunder have not been collected such Receivables have become Defaulted Receivables and the Servicer shall have completed its collection efforts in respect thereto; provided, however, that the indemnities of the Company to the Purchaser set forth in this Agreement shall survive such termination and provided further that the Purchaser shall remain entitled to receive any collections on Receivables sold hereunder which have become Defaulted Receivables after the Servicer shall have completed its collection efforts in respect thereof.

1.32.Headings. The headings and captions of sections, subsections and articles in this Agreement, of schedules to this Agreement, and the table of contents of this Agreement, are for purposes of reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                             GREAT AMERICAN KNITTING MILLS, INC.


                                              By:      ________________________
                                              Name:
                                              Title:

                                              CLUETT AMERICAN RECEIVABLES, LLC


                                              By:      ________________________
                                              Name:
                                              Title:

                                    EXHIBIT A

                                   Assignment

                   For Value Received, the undersigned does hereby sell, assign and transfer unto Cluett American Receivables, LLC, its successors or assigns, all the right, title and interest of the undersigned in, to and under each and every Receivable (as defined in the Receivables Transfer Agreement dated as of May 12, 2000 between the undersigned and said LLC) described in Schedule I annexed hereto and in, to and under all guarantees thereof and collateral security therefor, effective as of the close of business on [insert the related Cutoff Date] (the "Cutoff Date").

                   This Assignment is made without recourse but pursuant to and upon all the warranties, representations, covenants and agreements on the part of the undersigned contained in said Receivables Transfer Agreement and is to be governed by, and construed and interpreted in accordance with, said Receivables Transfer Agreement and the law of the State of New York.

                   IN WITNESS WHEREOF, the undersigned has caused these presents to be duly executed this 12th day of May, 2000.


                                        GREAT AMERICAN KNITTING MILLS, INC.



                                        By ________________________________
                                        Title:





                                        GREAT AMERICAN KNITTING MILLS, INC.



                                        RECEIVABLES TRANSFER AGREEMENT


                                        Dated as of May 12, 2000

                                TABLE OF CONTENTS
                                                                           Page

         ARTICLE I

         DEFINITIONS

         1.1    Defined Terms.................................................1
         1.2    Other Definitional Provisions.................................4


         ARTICLE II

         PURCHASE AND SALE OF RECEIVABLES

         2.1    Purchase and Sale of Receivables..............................5
         2.2    Purchase Price................................................6
         2.3    Payment of Purchase Price.....................................7
         2.4    No Repurchase.................................................7
         2.5   Adjustments....................................................7
         2.6    Limited Repurchase Obligation.................................7
         2.7    Purchase of Receivables.......................................8
         2.8    Certain Charges. .............................................8
         2.10  Further Action.................................................8
         2.11  Further Assurances by Purchaser................................9


         ARTICLE III

         CONDITIONS TO PURCHASE AND SALE

         3.1  Conditions Precedent to the First Purchase of Receivables......10
         3.2  Conditions Precedent to each Purchase of Receivables...........10

         ARTICLE IV

         REPRESENTATIONS AND WARRANTIES

         4.1  Representations and Warranties of the Company Relating to the
                                        Company..............................11
         4.2  Representations and Warranties of the Company Relating to the
                                        Receivables .........................13



         ARTICLE V

         COVENANTS

         5.1  Affirmative Covenants of the Company...........................14
         5.2  Negative Covenants of the Company..............................15
         5.3  Covenants of the Servicer......................................17
         5.4  Accounting of Purchases........................................17



         ARTICLE VI

         MISCELLANEOUS

         6.1   Payments......................................................17
         6.2   Costs and Expenses............................................17
         6.3   Successors and Assigns........................................19
         6.4   GOVERNING LAW.................................................19
         6.5   No Waiver; Cumulative Remedies................................20
         6.6   Amendments and Waivers........................................20
         6.7   Severability..................................................20
         6.8   Notices.......................................................20
         6.9   Counterparts..................................................20
         6.10  WAIVERS OF JURY TRIAL.........................................20
         6.11  No Bankruptcy Petition........................................21
         6.12  Limited Recourse; Survival....................................21
         6.13  Termination...................................................21
         6.14  Headings......................................................22


                                     EXHIBIT

A  -  Form Assignment